UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2011
DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 715-2600
Registrant’s Web site address: www.delta.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
2010-2B EETC
     On February 14, 2011, Delta Air Lines, Inc. (the “Company” or “Delta”) completed an offering of an aggregate principal amount of $134,646,000 of Pass Through Certificates, Series 2010-2B (the “Class B Certificates”) through a newly formed pass through trust.
     The Class B Certificates were offered pursuant to the Prospectus Supplement, dated February 7, 2011, to the Prospectus, dated June 28, 2010, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-167811) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 28, 2010. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, some of which are described below and all of which are hereby incorporated by reference in the Registration Statement. The descriptions of the agreements described below are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith or incorporated herein as exhibits.
Underwriting Agreement
     On February 7, 2011, Delta entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., and Goldman, Sachs & Co., as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the issuance and sale of the Class B Certificates.
     The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which the Company agrees to hold harmless and indemnify the Underwriters against damages under certain circumstances, which are customary for a transaction of this type.
     Delivery of the Class B Certificates was made under the Underwriting Agreement on February 14, 2011 with an interest rate of 6.75% per annum. The Class B Certificates were issued by a pass through trust. The Underwriters purchased the Class B Certificates from such pass through trust at 100% of the principal amount thereof.
     As described below, the pass through trust has used or will use the proceeds from the sale of Class B Certificates to acquire the applicable Series B Equipment Notes from the Company. Payments on the Series B Equipment Notes will be passed through to the certificateholders of the trust. The Company expects to use the proceeds from the issuance of the Pre-Funded Aircraft Series B Equipment Notes to be issued with respect to each 2001-1 Aircraft to reimburse itself, in part, for the repayment at maturity of the existing financing of such 2001-1 Aircraft. The Company will use the balance of any such proceeds not used in connection with the foregoing, along with the proceeds from the issuance of the Pre-Funded Aircraft Series B Equipment Notes to be issued with respect to the Unencumbered Aircraft and the issuance of the Funded Aircraft Series B Equipment Notes issued with respect to the Funded Aircraft, to pay fees and expenses relating to the offering and for general corporate purposes.
Issuance of Equipment Notes
     Delta and U.S. Bank Trust National Association, as loan trustee (the “Loan Trustee”), entered into twelve separate participation agreement amendments (each, a “Participation Agreement Amendment”) to existing participation agreements entered into by the Company on December 21, 2010 (each, an “Existing Participation Agreement”) in connection with the financing of Funded Aircraft (as defined hereafter). The other parties to the Participation Agreement Amendments are U.S. Bank Trust National Association, as subordination agent (the “Subordination Agent”); as pass through trustee under the existing pass through trust formed by the Company (the “Class A Trustee”) on November 22, 2010 in connection with the issuance and sale of Delta Air Lines, Inc. Pass Through Certificates, Series 2010-2A (the “Class A Certificates”); as pass through trustee under the pass through trust newly formed by the Company (the “Class B Trustee” and, together with the Class A Trustee, the “Trustees”) on the date hereof in connection with the issuance and sale of the Class B Certificates. The Participation Agreement Amendments provide for the issuance by Delta of series B equipment notes (the “Funded Aircraft Series B Equipment Notes”), pursuant to twelve separate indenture amendments (each, an “Indenture Amendment”) to existing indenture and security agreements entered into by the Company on December 21, 2010 with the Loan Trustee (each such existing indenture, an “Existing Indenture,” and as amended by the related Indenture Amendment, an “Amended Indenture”) in connection with the financing of Funded Aircraft, in the aggregate principal amount of $75,849,000. The Funded Aircraft Series B Equipment Notes are secured by: (a) two Boeing 737-732 aircraft delivered new to Delta in 2009, (b) one Boeing 777-232LR delivered new to Delta in 2009, (c) three Boeing 757-351 aircraft delivered new to Northwest Airlines in 2003, (d) one Airbus A320-211 aircraft delivered new to Northwest Airlines in 2003, (e) one Airbus A330-223 aircraft delivered new to Northwest Airlines in 2004, (f) one Airbus A330-323 aircraft delivered new to Northwest Airlines in 2005 and (g) three McDonnell Douglas MD-90-30 aircraft delivered new to third parties from McDonnell Douglas from 1996 to 1997 and acquired by Delta in 2009 and 2010 (collectively, the “Funded Aircraft”). The Funded Aircraft also secure the series A equipment notes previously issued pursuant to the Existing Indentures. The form of Existing Participation Agreements and form of Existing Indentures were filed as Exhibits 4.9 and 4.10, respectively, to Delta’s Current Report on Form 8-K, dated November 22, 2010, and are incorporated by reference herein. The Participation Agreement Amendment, Indenture Amendment and Funded Aircraft Series B Equipment Note with respect to the Funded Aircraft bearing U.S. Registration Number N308DE are filed herewith as Exhibits 4.12, 4.13 and 4.14, respectively. The Participation Agreement Amendments, Indenture Amendments and Funded Aircraft Series B Equipment Note with respect to the other eleven Funded Aircraft are substantially identical in all material respects, except for the differences set forth in Schedule I filed herewith as Exhibit 99.1.
     On February 14, 2011, Delta, the Subordination Agent, the Trustees, U.S. Bank National Association, as Escrow Agent under the Escrow Agreement (as defined below), U.S. Bank Trust National Association as Paying Agent under the Escrow Agreement and certain other parties entered into an amended and restated note purchase agreement (the “Note Purchase Agreement”). The Note Purchase Agreement provides for the future issuance by the Company of series B equipment notes (the “Pre-Funded Aircraft Series B Equipment Notes” and, together with the Funded Aircraft Series B Equipment Notes, the “Series B Equipment Notes”) in the aggregate principal amount of $58,797,000 secured by the following sixteen aircraft (collectively, the “Pre-Funded Aircraft” and, together with the Funded Aircraft, the “Aircraft”):
     (i) (a) six Boeing 737-832 aircraft delivered new to Delta in 2000, (b) one Boeing 757-232 aircraft delivered new to Delta in 2001 and (c) three Boeing 767-332ER aircraft delivered new to Delta in 2000 (collectively, the “2001-1 Aircraft”), in each case currently subject to liens under a prior enhanced equipment trust certificate transaction entered into by Delta in September 2001; and
     (ii) six Boeing 757-251 aircraft delivered new in 1996 to Northwest Airlines, Inc. (“Northwest Airlines”), which was acquired by Delta in October 2008 and subsequently merged into Delta on December 31, 2009 with Delta as the surviving entity (collectively, the “Unencumbered Aircraft”).
     Pursuant to the Note Purchase Agreement, the Class B Trustee will purchase the Pre-Funded Aircraft Series B Equipment Notes by (a) October 31, 2011 with respect to the 2001-1 Aircraft and (b) April 30, 2011 with respect to the Unencumbered Aircraft. The Pre-Funded Aircraft Series B Equipment Notes will be issued under an Indenture and Security Agreement (each, a “Pre-Funded Aircraft Indenture” and, together with the Amended Indentures, the “Indentures”) with respect to each Pre-Funded Aircraft to be entered into by the Company and the Loan Trustee.
     Once all the Series B Equipment Notes have been issued, the aggregate principal amount of the Series B Equipment Notes will be equal to $134,646,000. The Series B Equipment Notes have been or will be purchased by the Class B Trustee, using the proceeds from the sale of a total of $134,646,000 of Class B Certificates. The Series B Equipment Notes bear interest at the rate of 6.75% per annum. The Class B Certificates rank generally junior to the Class A Certificates.
     Pending the purchase of the Pre-Funded Aircraft Series B Equipment Notes with respect to the 2001-1 Aircraft and the Unencumbered Aircraft, $58,797,000 in proceeds from the sale of the Class B Certificates were placed in escrow by the Class B Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of February 14, 2011 (the “Escrow Agreement”), among U.S. Bank National Association, as Escrow Agent and Paying Agent, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and the Class B Trustee. The escrowed funds were deposited with the Bank of New York Mellon, under a Deposit Agreement.
     The interest on the escrowed funds is payable on May 23, 2011 and interest on the Series B Equipment Notes is payable semiannually on each May 23 and November 23 following the issuance thereof, beginning on May 23, 2011. The entire principal on the Series B Equipment Notes is scheduled for payment on November 23, 2015. Maturity of the Series B Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Series B Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Amended Indentures and the Note Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.

1.1	Underwriting Agreement, dated as of February 7, 2011, between Delta Air Lines, Inc. and the Underwriters

4.2	Trust Supplement No. 2010-2B, dated as of February 14, 2011, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2010-2B (included in Exhibit A to Exhibit 4.2)

4.4	Amendment No. 1 to Intercreditor Agreement (2010-2), dated as of February 14, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2010-2A and Delta Air Lines Pass Through Trust 2010-2B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5	Revolving Credit Agreement (2010-2B), dated as of February 14, 2011, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2010-2B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.6	Deposit Agreement (Class B), dated as of February 14, 2011, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.7	Escrow and Paying Agent Agreement (Class B), dated as of February 14, 2011, among U.S. Bank National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2010-2B, and U.S. Bank Trust National Association, as Paying Agent

4.8	Amended and Restated Note Purchase Agreement, dated as of February 14, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2010-2 Equipment Notes (included in Exhibit 4.10)

4.12	First Amendment to Participation Agreement (N308DE), dated as of February 14, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

4.13	First Amendment to Indenture and Security Agreement (N308DE), dated as of February 14, 2011, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee

4.14	Series 2010-2B (N308DE) Equipment Note No. 1, dated February 14, 2011

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

99.1	Schedule I*

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the financing of the Funded Aircraft in connection with the offering of the Class B Certificates, which documents are substantially identical to those filed herewith as Exhibits 4.12, 4.13 and 4.14. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.
	By:	/s/ Hank Halter
Hank Halter
Date: February 14, 2011		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 7, 2011, between Delta Air Lines, Inc. and the Underwriters

4.2	Trust Supplement No. 2010-2B, dated as of February 14, 2011, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2010-2B (included in Exhibit A to Exhibit 4.2)

4.4	Amendment No. 1 to Intercreditor Agreement (2010-2), dated as of February 14, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2010-2A and Delta Air Lines Pass Through Trust 2010-2B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5	Revolving Credit Agreement (2010-2B), dated as of February 14, 2011, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2010-2B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.6	Deposit Agreement (Class B), dated as of February 14, 2011, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.7	Escrow and Paying Agent Agreement (Class B), dated as of February 14, 2011, among U.S. Bank National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2010-2B, and U.S. Bank Trust National Association, as Paying Agent

4.8	Amended and Restated Note Purchase Agreement, dated as of February 14, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2010-2 Equipment Notes (included in Exhibit 4.10)

4.12	First Amendment to Participation Agreement (N308DE), dated as of February 14, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

Exhibit
Number	Description

4.13	First Amendment to Indenture and Security Agreement (N308DE), dated as of February 14, 2011, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee

4.14	Series 2010-2B (N308DE) Equipment Note No. 1, dated February 14, 2011

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

99.1	Schedule I*

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the financing of the Funded Aircraft in connection with the offering of the Class B Certificates, which documents are substantially identical to those filed herewith as Exhibits 4.12, 4.13 and 4.14. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding Exhibits.